Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-3 of our report dated August 31, 2007 relating to the financial statements of IRSA Inversiones y Representaciones Sociedad Anónima, which appears in such Registration Statement. We also consent to the references to us under the headings “Experts” and “Selected Consolidated Financial and Other Information” in such Registration Statement.

Price Waterhouse & Co. S.R.L.

By	/s/ Andrés Suarez	(Partner)
Andrés Suarez

Buenos Aires, Argentina September 24, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form F-3 of our report dated December 21, 2006 relating to the financial statements, which appears in the IRSA Inversiones y Representaciones Sociedad Anónima’s 2006 Annual Report on Form 20-F. We also consent to the references to us under the headings “Experts” and “Selected Consolidated Financial and Other Information” in such Registration Statement.

Price Waterhouse & Co. S.R.L.

By	/s/ Andrés Suarez	(Partner)
Andrés Suarez

Buenos Aires, Argentina September 24, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-3 of our report dated August 31, 2007 relating to the financial statements of Banco Hipotecario S.A., which appears in such Registration Statement. We also consent to the references to us under the headings “Experts” and “Selected Consolidated Financial and Other Information” in such Registration Statement.

Price Waterhouse & Co. S.R.L.

By	/s/ Andrés Suarez	(Partner)
Andrés Suarez

Buenos Aires, Argentina September 24, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We Hereby consent to the incorporation by reference in this Registration Statement on Form F-3 of our report dated December 21, 2006 relating to the financial statements of Banco Hipotecario S.A., which appears in the IRSA Inversiones y Representaciones Sociedad Anónima’s 2006 Annual Report on Form 20-F. We also consent to the references to us under the headings “Experts” and “Selected Consolidated Financial and Other Information” in such Registration Statement.

Price Waterhouse & Co. S.R.L.

By	/s/ Andrés Suarez	(Partner)
Andrés Suarez

Buenos Aires, Argentina September 24, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-3 of our report dated September 21, 2007 relating to the statement of revenue and certain expenses of the Republica Building, which appears in such Registration Statement. We also consent to the references to us under the heading “Experts” in such Registration Statement.

Price Waterhouse & Co. S.R.L.

By	/s/ Andrés Suarez	(Partner)
Andrés Suarez

Buenos Aires, Argentina September 24, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-3 of our report dated September 21, 2007 relating to the statement of revenue and certain expenses of the Bouchard Building, which appears in such Registration Statement. We also consent to the references to us under the heading “Experts” in such Registration Statement.

Price Waterhouse & Co. S.R.L.

By	/s/ Andrés Suarez	(Partner)
Andrés Suarez

Buenos Aires, Argentina September 24, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-3 of our report dated September 21, 2007 relating to the statement of revenue and certain expenses of the Bank Boston Tower Building, which appears in such Registration Statement. We also consent to the references to us under the heading “Experts” in such Registration Statement.

Price Waterhouse & Co. S.R.L.

By	/s/ Andrés Suarez	(Partner)
Andrés Suarez

Buenos Aires, Argentina September 24, 2007